Exhibit 10.4

Execution version

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2019 AMENDMENT

TO GLOBAL MASTER SERVICES AGREEMENT AND

TO SUPPLY AGREEMENT

This Amendment (“2019 Amendment”) to the Global Master Services Agreement dated 1 January 2015 (“MSA”) and the Supply Agreement dated 1 January 2016 (“Supply Agreement”) is entered into as of 2 July, 2018 by and between

(1)                                 Shire International GmbH, a Swiss limited liability company having its registered office at Zählerweg 10, 6301 Zug, Switzerland (“Shire International”);

(2)                                 Shire Pharmaceuticals Ireland Ltd., an Irish limited liability company having its registered office at Block 2 & 3 Miesian Plaza, 50 – 58 Baggot Street Lower, Dublin 2, Ireland (“SPIL”); and

(3)                                 Centogene AG, a German stock corporation incorporated under the laws of the Federal Republic of Germany with principal office in Restock, registered with the district court (‘Amtsgericht’) in Rostock under HRB 13225 and having a business address at Am Strande 7, 18055 Restock, Germany (“Centogene”).

PREAMBLE

(A)                               Shire International and Centogene have entered into the MSA under which Centogene provides certain diagnostic testing services on the basis of dried-blood-spot (DBS) cards for the purpose of identifying patients suffering from lysosomal storage and other rare diseases to Shire International and its affiliates.

(B)                               In addition to the MSA, SPIL and Centogene have entered into the Supply Agreement under which Centogene (i) develops DBS test kits for the use in certain countries as required by SPIL on the basis of Centogene’s existing DBS test kits, (ii) manufactures such DBS test kits and (iii) supplies SPIL and its affiliates with such DBS test kits.

(C)                               On 8 March 2016, Shire International and Centogene entered into an amendment of the MSA under which Shire International and Centogene agreed, inter alia, on a flat fee for the performance of diagnostic services for the year 2016 (“2016 Amendment”). In a side letter to the MSA dated 24 November 2016, Shire International and Centogene agreed on certain additional commercial aspects with respect to the year 2016. On 3 May 2017, Shire International, SPIL and Centogene entered into an amendment of the MSA under which Shire International, SPIL and Centogene agreed, inter alia, on a flat fee for the performance of diagnostic services for the years 2017 and 2018 (“2017 Amendment”).

(D)                               Shire International, SPIL and Centogene now wish to agree on certain financial and other aspects of their cooperation going forward.

Now, therefore, Shire International, SPIL and Centogene, intending to be legally bound, hereby agree to amend the MSA and the Supply Agreement as follows:

DEFINITIONS

In this 2019 Amendment any capitalized terms shall have the meaning set forth in the MSA and the Supply Agreement (both as amended from time to time), unless a term is specifically defined under this 2019 Amendment.

1.                                      ANNUAL FLAT FEE

1.1.                            Annual Flat Fee.  The Parties agree to amend Section 3.6 of the MSA with respect to the calendar year 2019 as follows:

Subject to the below, Shire International will make an annual lump sum payment of € [*****] ([*****] Euro) to Centogene for the performance of [*****] of Diagnostic Tests for Morbus Fabry, Morbus Gaucher, Morbus Hunter, MPS1, MPS2, MPS3, MPS4, MPS6 and MPS7 in the calendar year 2019 (“Annual Flat Fee”). The financial terms of the Annual Flat Fee as well as other financial assumptions under the MSA and Supply Agreement are set forth in more detail in Appendix 1 to this 2019 Amendment. Centogene hereby expressly waives any payment claims for Excess Diagnostic Tests under Section 3.6(c) of the MSA; provided, however, that only the first [*****] Diagnostic Tests for MPS1, MPS3, MPS4, MPS6 and MPS7 performed in 2019 will be included in the Annual Flat Fee. Any additional Diagnostic Tests for MPS1, MPS3, MPS4, MPS6 and MPS7 will be invoiced and paid in accordance with Sec. 3.6 (c) of the MSA.

1.2.                            Diagnostic Test and Prices.  The Parties agree to replace Exhibit 1 of the MSA (Diagnostic Tests and Prices) in its entirety with a new Exhibit 1 attached to this 2019 Amendment as Appendix 2. Parties acknowledge that the prices reflected therein have been increased as per Section 3.6(g) of the MSA.

1.3.                            Reporting.  The payment of the Annual Flat Fee does not relieve Centogene from its obligation under Section 3.4 of the MSA to provide Shire International with detailed monthly summaries of Diagnostic Services actually rendered in the previous month, in the form as attached as Appendix 3 to this 2019 Amendment, including the information on the testing of expired Contract DBS Test Kits as further detailed in the Side Letter between Shire International and Centogene dated 2 July 2018.

1.4.                            Upfront Payments.  Centogene will issue at the beginning of each calendar month, a preliminary invoice for a prorated amount of the Annual Flat Fee, i.e. an amount equal to 1/12 of each Annual Flat Fee. Shire International shall make payment within ten (10) Business Days upon receipt of a proper invoice.

2.                                      BUSINESS CONTINUITY PLAN

Finalization of BCP, the parties hereby attach the latest agreed version of the Business Continuity Plan in Appendix 4.

3.                                      OTHER TERMS

Other.  All other terms and conditions as set forth in the MSA and the Supply Agreement (as amended from time to time) shall remain in full force and effect.

[signature page follows]

Place:	Zug, Switzerland	Place:	Berlin

Date:	2 July 2018	Date:	06.07.2018

for and on behalf of		for and on behalf of

Shire International GmbH		Centogene AG

/s/ [*****]		/s/ Richard Stoffelen		/s/ Frank Volpers

Name:	[*****]	Name:

Title:	Proxy Holder	Title:	CFO	VP Legal

CENTOGENE AG
Zimmerstraße 69
Place:	Dublin, Ireland	10117 Berlin / Germany
Tel. +49 (0)30 213000-323
Date:	2/7/2018	Tel. +49 (0)30 213000-328
Email: office@centogene.com
Web: www.centogene.com
for and on behalf of

Shire Pharmaceuticals Ireland Ltd.

/s/ [*****]

Name:	[*****]

Title:	Director

Date:	2/7/2018

Appendix 1

Annual Flat Fee

Annual flat fee of € [*****] for 2019, respectively, subject to following assumptions and clarifications as set out below:

Notwithstanding the concept of the flat fee, it is hereby clarified that if Centogene performs less than [*****] Diagnostic Tests in 2019, reconciliation will take place in the subsequent calendar year (2020). In the beginning of such subsequent calendar year, Centogene will issue a credit note, against which future Shire International invoices will be offset, for an amount equal to the difference between the annual flat fee and the value of actual tests performed invoiced at the prices set forth in Exhibit 1 of the MSA (Diagnostic Tests and Prices).

Appendix 2

Exhibit 1 (Diagnostic Tests and Prices)

The below prices include (where indicated) an additional technology access fee of € [*****] per tested sample.

Test/procedure	Price In € (net)	Technology Access Fee in € (net)
Gaucher
[*****]	[*****] €	[*****] €
[*****]	[*****] €
[*****]	[*****] €
[*****]	[*****] €
It a mutation in a family is found there will be an additional charge
- sample processing	[*****] €
- per exon	[*****] €
- in total for homozygous mutation	[*****] €
- in total for an heterozygous mutation	[*****] €
For a prenatal analysis there is an additional charge
- sample processing	[*****] €
- for contamination control with maternal material	[*****] €
Fabry
[*****]	[*****] €	[*****] €
[*****]	[*****] €
[*****]	[*****] €
[*****]	[*****] €
If a mutation In a family is found them will be an additional charge
- sample processing	[*****] €
- per exon	[*****] €
For a prenatal analysis there is an additional charge
- sample processing	[*****] €
- for contamination control with maternal material	[*****] €
MPS II (Hunter Disease)
[*****]	[*****] €	[*****] €
[*****]	[*****] €
MPS Illa (SGSH)
[*****]	[*****] €	[*****] €
[*****]	[*****] €

MPS Illb (NAGLU)
[*****]	[*****] €	[*****] €
[*****]	[*****] €
MPS IIIc (HGSNAT)
[*****]	[*****] €
MPS IIId (GNS)
[*****]	[*****] €	[*****] €
[*****]	[*****] €
MLD(SGSH)
[*****]	[*****] €
MPS I and VI (prices for each)
[*****]	[*****] €	[*****] €
[*****]	[*****] €
MPS IV
[*****]	[*****] €	[*****] €
[*****]	[*****] €
MPS VII
[*****]	[*****] €	[*****] €
[*****]	[*****] €

Appendix 3

Proforma Monthly Report

1.              Monthly diagnostic test report (one line per test performed)

[*****]

Execution version

2.              Monthly Expired Contract DBS Test Kit report (one line per country and disease on expired cards received)

[*****]

Appendix 4

Business Continuity Plan